UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by party other than the registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement

☒	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

MARBLEGATE CAPITAL CORPORATION
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! MARBLEGATE CAPITAL CORPORATION 2026 Annual Meeting Vote by June 10, 2026 11:59 PM ET GENERAL BROKER Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 Ricky Campana P.O. Box 123456 30# Suite 500 FLASHID-JOB# 1 OF 2 322,224 148,294 51 Mercedes Way Edgewood, NY 11717 You invested in MARBLEGATE CAPITAL CORPORATION and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 11, 2026. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 11, 2026 10:00 AM EDT https://www.cstproxy.com/marblegatecapitalcorp/2026 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. MARBLEGATE CAPITAL CORPORATION 2026 Annual Meeting Vote by June 10, 2026 11:59 PM ET Board Voting Items Recommends 1. To consider and vote upon the appointment of Harvey Golub, Sarah E. Feinberg, Frederick C. Herbst, Meera Joshi and Andrew Milgram to our board of directors, to serve until the 2027 annual meeting of stockholders and thereafter until their successors are elected and qualified (the "Board Proposal"); For 2. To adopt the Marblegate Capital Corporation 2026 Equity Incentive Plan (the "Equity Plan Proposal"); For 3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026 (the "Auditor Proposal"); and For 4. To approve an adjournment or postponement of the annual meeting, if necessary, to solicit additional proxies, if there are not sufficient votes in favor of the Board Proposal, Equity Plan Proposal or Auditor Proposal. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. 1.00000 322,224 148,294 FLASHID-JOB#